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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

        Date of Report (Date of earliest event reported:) August 17, 1999

                                              ---------------

                                                Iridium LLC

              Delaware                           0-22637-01                           52-1984342
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                           Iridium Operating LLC

              Delaware                           0-22637-02                           52-2066319
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                     Iridium World Communications Ltd.

              Bermuda                              0-22637                            52-2025291
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                         Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                               (441) 295-5950

                                               --------------

                                        Iridium Capital Corporation

              Delaware                          333-31741-03                          52-2048739
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

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
                                              ---------------


                                               Iridium IP LLC

              Delaware                          333-31741-01                          52-2048736
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                            Iridium Roaming LLC

              Delaware                          333-31741-02                          52-2048734
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                              ---------------

                                       Iridium Facilities Corporation

              Delaware                           33-44349-04                          52-2083969
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                               ---------------

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         This current report on Form 8-K is filed jointly by Iridium LLC (the
"Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

         IWCL acts as a member of the Parent and has no other business. Operating is a wholly owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly owned subsidiaries of Operating.

Item 5.  Other Events

       On August 13, 1999, Parent, Operating, IWCL and Capital filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in Federal District Court in Delaware. Also, on August 13, 1999, an earlier purported involuntary petition for reorganization under Chapter 11 was filed in respect of Iridium Operating LLC and Iridium Capital Corporation in Federal District Court in the Southern District of New York by three holders of bonds issued by Operating and Capital and members of the Bondholder Committee described below. On August 16, 1999, the United States Bankruptcy Court for the Southern District of New York, with the consent of the parties, issued an order permitting Iridium to operate its business in the ordinary course pending a determination as to which venue is appropriate.

       During the period prior to the filings of the bankruptcy petitions, Iridium engaged in negotiations regarding a potential restructuring of Iridium's capital structure which included Iridium and various constituencies of its creditors and its equity holders. One of the parties to these negotiations was a group of holders of bonds issued by Operating and Capital (the "Bondholder Committee"). In connection with these negotiations, Iridium agreed with the Bondholder Committee that by August 15, 1999 it would disclose publicly certain confidential information of Iridium provided by Iridium to the Bondholder Committee during the course of negotiations. Iridium is making the following public disclosure pursuant to that agreement.

       Projected Capital Expenditures, Operating Expenditures and Revenues. In early July 1999, Iridium projected that it would have:

       (i) cumulative accrued revenues of approximately $35 million, $431 million, $1,004 million and $1,371 million for the six months ended December 31, 1999 and the years ended December 31, 2000, 2001 and 2002;

       (ii) consolidated operating expenses of approximately $437 million, $622 million, $612 million and $611 million for the six months ended December 31, 1999 and the years ended December 31, 2000, 2001 and 2002; and

       (iii) consolidated capital expenditures of approximately $151 million, $286 million, $285 million and $285 million for the six months ended December 31, 1999 and the years ended December 31, 2000, 2001 and 2002.

The foregoing projections should not be relied upon. Iridium believes they are no longer accurate and actual results are likely to be materially different from the results expressed or implied by such projections. The foregoing projections
(i) have not been updated to reflect events since early July 1999 and (ii) when made, were based on various assumptions about future events that have not been realized or are now less likely to be accurate, including that Iridium, its creditors and its equity holders would reach consensus on a restructuring of Iridium's capital structure prior to mid-August 1999.

       Restructuring Proposals. The negotiations regarding the potential restructuring of Iridium's capital structure that Iridium engaged in prior to the filings of the bankruptcy petitions generally focused on the following constituencies: (i) the lenders under Iridium's $800 million secured credit facility; (ii) the lenders under Iridium's $750 million guaranteed credit facility; (iii) holders of the approximately $1.45 billion of bonds issued by Operating and Capital; (iv) holders of other debt obligations of Operating and Capital; (v) strategic equity investors in Iridium; (vi) IWCL; and (vii) Motorola, Inc. ("Motorola") as principal vendor for the operation of the IRIDIUM System.

       During these negotiations, the various parties made several formal proposals to each other. In general, these proposals provided the proposing party's view of what securities and rights the various constituencies of Iridium's creditors and its equity holders would have after a restructuring of Iridium's capital structure had occurred.

       Iridium made several formal proposals, including proposals negotiated in sequence - negotiations with one party that resulted in changes to the proposal prior to presentation to one or more other constituencies. Iridium's latest proposal, as negotiated with and conditionally agreed to by Motorola, was presented to the Bondholder Committee late in the week of August 9, 1999 for the purpose of seeking agreement in principle from the Bondholder Committee. Such an agreement could not be reached prior to the filings of the bankruptcy petitions. In addition, the latest proposal was not formally presented to or approved or disapproved by other constituencies, including the lenders under Iridium's credit agreements and Iridium's strategic investors. Accordingly, Iridium expects that the details of any agreement among the constituencies, including new investment amounts and post-restructuring equity holdings of the various constituencies, could differ substantially from the latest proposal.

       The salient features of the structure of the latest proposal generally were that: (i) the lenders under Iridium's credit facilities would extend the maturity of, and modify the business covenants included in, those facilities;
(ii) the holders of approximately $1.45 billion of bonds and other debt obligations of Iridium and Operating, including outstanding unsecured obligations to Motorola, would convert all or a substantial portion of their holdings to an equity position which would represent, in the case of the holders of the bonds, approximately one-third of the equity interests in Iridium and, in the case of the holders of other debt obligations, approximately 12% of such equity interests; (iii) some of Iridium's current strategic investors and/or other parties would make substantial new equity investments in Iridium, estimated at approximately $500 million; (iv) Motorola, as principal vendor for the operation of the IRIDIUM System, would grant Iridium significant deferrals of substantial amounts scheduled to be due under the contracts for the operation of the IRIDIUM System; and (v) the equity investors that do not make new equity investments in Iridium would accept substantial dilution of their interests in Iridium.

       Future Restructuring Negotiations; Failure to Reach Agreement. Iridium expects that negotiations among the various constituencies will continue in connection with the bankruptcy proceeding. Iridium can provide no assurance that these negotiations will result in a consensual restructuring or that the interests of various constituencies, including those of current holders of equity in Iridium, will not be reduced further or eliminated as a result of the bankruptcy proceedings.

       Forward Looking Statements. This report contains forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements include statements about Iridium's expected revenues, costs and expenditures, Iridium's expectations about future proposals regarding the restructuring of its capital structure and Iridium's expectations about the outcome of negotiations and court proceedings regarding the restructuring of its capital structure. Actual results are likely to differ and may differ materially from the results expressed or implied by these statements. There are numerous factors that could cause such differences to occur. Such factors include, but are not limited to, the effect of the operating results of Iridium on negotiations and related matters, the actions of third parties, including Motorola and Iridium's other strategic investors and vendors, the actions of Iridium's creditors and market perception regarding Iridium's prospects. Many of these factors are beyond Iridium's control. For further discussion of some of the factors that could cause actual results to differ, consult Iridium's other filings with the Securities and Exchange Commission.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            IRIDIUM WORLD COMMUNICATIONS LTD.

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM  LLC

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM OPERATING LLC

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM CAPITAL CORPORATION

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM IP LLC

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: acting secretary

                                            IRIDIUM ROAMING LLC

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: acting secretary

                                            IRIDIUM FACILITIES CORPORATION

                                            By /s/ F. THOMAS TUTTLE
                                              -----------------------------
                                             Name: F. Thomas Tuttle
                                             Title: Secretary



Date: August 17, 1999

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